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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT 1934


Date of Report (Date of earliest event reported): February 8, 1999
                                                  ----------------

                        Shoppers Food Warehouse Corp.
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           (Exact Name of Registrant as Specified in its Charter)


                                  DELAWARE
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               (State or other jurisdiction of incorporation)


               333-32825                          53-0231809
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         (Commission File No.)         (IRS Employer Identification No.)


           4600 Forbes Blvd., Lanham, Maryland         20706
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          (Address of principal executive offices)   (Zip Code)


                               (301) 306-8600
                                -------------
            (Registrant's telephone number, including area code)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


On February 8, 1999, Shoppers Food Warehouse Corp. ("Shoppers"), selected Ernst & Young LLP ("Ernst & Young") to serve as its independent public accountants for the fiscal year ended January 30, 1999, and, accordingly dismissed Arthur Andersen LLP ("Arthur Andersen"), its former independent public accountants, effective as of that date. The decision to engage Ernst & Young and dismiss Arthur Andersen was approved by unanimous written consent of the Board of Directors of Shoppers on February 8, 1999.

Shoppers' change in certifying accountants is not the result of any disagreement between the parties. The change is the result of the acquisition of Dart Group Corporation, which indirectly owns all the outstanding common stock of Shoppers, by Richfood Holdings, Inc. ("Richfood") and Richfood's desire to have the same certifying accountant for Richfood and Shoppers.

The reports of Arthur Andersen on the financial statements of Shoppers for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During Shoppers two most recent fiscal years and through the quarterly period ended May 2, 1998, there was no disagreement with Arthur Andersen regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference thereto in its reports. Arthur Andersen has not reviewed the financial statements of Shoppers since May 2, 1998.

Shoppers has authorized Arthur Andersen to respond fully to the inquiries of Shoppers' successor accountants and has requested that Arthur Andersen provide it with a letter addressed to the SEC, as required by Item 304(a)(3) of Regulation S-K. A copy of such letter, dated February 8, 1999, is filed as
Exhibit 16.1 to this Current Report on Form 8-K.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


     (c) Exhibits.

     16.1 Letter re: Change in Certifying Accountant
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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SHOPPERS FOOD WAREHOUSE CORP.



Date: February 12, 1999                      By: /s/ JOHN C. BELKNAP
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                                                 JOHN C. BELKNAP
                                                 Executive Vice President
                                                 Secretary